EXHIBIT 10.25



                                 LEASE AGREEMENT


                         Dated ------------------, 2001



                                     between



                        STERLING REALTY ORGANIZATION CO.


                                  as "Landlord"



                                       and



                               Infowave USA, Inc.


                                   as "Tenant"



                                       in


                                STERLING PLAZA I

                          STANDARD TERMS AND CONDITIONS

                                LEASE PROVISIONS

1.  Lease Provisions and Exhibits............................................1

                          GENERAL TERMS AND CONDITIONS

2.  Premises.................................................................2
3.  Term.....................................................................2
4.  Rent.....................................................................2
5.  Notices..................................................................3
6.  Uses.....................................................................3
7.  Services and Utilities...................................................4
8.  Costs of Services and Utilities..........................................4
9.  Property Taxes...........................................................7
10. Taxes on Rents and Personal Property.....................................7
11. Acceptance of Premises...................................................7
12. Improvements.............................................................7
13. Alterations and Care of Premises.........................................7
14. Liens and Insolvency.....................................................9
15. Access...................................................................9
16. Damage or Destruction...................................................10
17. Indemnification, Insurance and Waiver of Subrogation....................10
18. Assignment and Subletting...............................................12
19. Holdover................................................................13
20. Surrender of Premises...................................................13
21. Removal of Property.....................................................13
22. Defaults................................................................14
23. Right to Perform........................................................14
24. Nonwaiver...............................................................15
25. Costs and Attorneys' Fees...............................................15
26. Priority................................................................15
27. Nondisturbance..........................................................15
28. Estoppel Certificates...................................................16
29. Transfer of Landlord's Interest.........................................16
30. Condemnation............................................................16
31. Advertising.............................................................17
32. Parking.................................................................17
33. Execution of Lease by Landlord..........................................17
34. Landlord's Liability....................................................17
35. Broker..................................................................17
36. Corporate Authority.....................................................18
37. Additional Landlord Warranties..........................................18
38. Right of First Opportunity  ............................................18
39. General Provisions......................................................19

                                    EXHIBITS

Exhibit A - Legal Description of Land.......................................A-1
Exhibit A1-Legal Description of Project.....................................A-2
Exhibit B - Parking Plan....................................................B-1
Exhibit C - Plan of the Premises............................................C-1
Exhibit D - Tenant Improvements.............................................D-1
Exhibit E - Rules & Regulations.............................................E-1
Exhibit F - Certificate of Corporate Resolution of Tenant...................F-1
Exhibit G - Option to Extend................................................G-1
Exhibit   H -  Letter of Credit.............................................H-1

                       STERLING PLAZA I - LEASE AGREEMENT


THIS LEASE is made and entered into this 25th day of May, 2001, by and between STERLING REALTY ORGANIZATION CO., a Washington corporation ("Landlord"), and INFOWAVE USA, Inc., a Washington corporation ("Tenant").

As parties hereto, Landlord and Tenant hereby agree as follows:


                                LEASE PROVISIONS

1.   Lease Provisions and Exhibits.

     (a) Leased Premises. The leased premises (the "Premises") are situated on the real property as more particularly described in Exhibit A attached hereto (the "Land"), and consists of those portions of the building located at 3535 Factoria Blvd. SE, in Bellevue, King County,
          Washington, which are described in paragraph 1(b) below, which building is commonly known as Sterling Plaza I (the "Building"), which is part of a complex which will from time-to-time hereafter consist of one or more buildings, including the Building and related grounds and parking areas situated on the real property as more particularly described in Exhibit B attached hereto and shown thereon (the "Project").

     (b) Agreed Floor Areas. Landlord and Tenant agree that the floor area of the Premises is approximately 14,217 rentable square feet, which area is comprised of Suite #500 of the Building. Landlord and Tenant agree that the floor area of the Building is 127,401 rentable square feet.

          Rentable square feet shall be calculated according to Building Owners and Managers Association International ("BOMA") standards namely, the "Standard Method for Measuring Floor Area in Office Buildings". The load factor for the apportioned common area to be added to the usable area shall be twelve percent (12%). Floor plan of Premises shall be attached as Exhibit C.

          Landlord and Tenant agree that reasonable attempts have been made to determine the correct square footage used in this Lease. Landlord grants Tenant the option to re-measure and challenge the new Premises square footage calculation at Tenant's expense. If Tenant's square footage calculation differs from the number used in this Lease, Landlord will re-measure at Landlord's expense to determine which calculation is correct. Landlord and Tenant agree that any challenge of the square footage calculation must be carried out within one (1) month of the Commencement Date. After that time, Landlord and Tenant agree to mutually waive any and all rights, claims, or liabilities against each other as it relates to the calculation of square footage to determine rents and other costs in this Lease.

     (c) Tenant's Percentage of the Building. "Tenant's Percentage of the Building" is equal to 11.16%, calculated by dividing the number of rentable square feet in the Premises (14,217) by the number of rentable square feet in the Building (127,401).

     (d) Lease Term. The Lease term and Tenant's right to possession of the Premises will commence on the earlier of June 15, 2001, or the date of substantial completion, exclusive of reception area demise and construction, as set forth in "Exhibit D" of this Lease (the "Commencement Date"). The Lease term will expire sixty-one (61) months after the Commencement Date.



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

     (e)  Rent. The rent for the Premises of is:

                                    $0.00          per month for month 1
                                    $26,064.50 per month for months 2 - 24
                                    $27,249.25 per month for months 25 - 48
                                    $28,434.00 per month for months 49 - 60;

          together with additional rent as provided in Paragraph 8 of this lease.

          Rent is to be paid in advance on or before the first day of each month without offset or deduction at the offices of Landlord, Sterling Realty Organization Co., 600 106th Avenue NE, Suite 200, Bellevue, Washington 98004, or P.O. Box 91723, Bellevue, Washington 98009, or such other place designated by Landlord.

     (f) [Security Deposit. Landlord hereby acknowledges the receipt of $30,625.00 (the "Security Deposit"). If Tenant is in default of its obligations under this Lease, Landlord may use that portion of the Security Deposit which is necessary to cure the default or to compensate Landlord for any damage resulting from Tenant's default. On demand, Tenant shall immediately pay to Landlord the sum necessary to restore the Security Deposit to an amount equal to one month's rent for the Premises. Landlord's obligations with respect to the Security Deposit are those of a debtor and not a trustee. Landlord may maintain such sums separate and apart from Landlord's general funds or may commingle them with Landlord's general or other funds. Landlord is not required to pay Tenant interest on such sums, or any portion thereof. If Building is sold or transferred, Landlord shall be relieved of liability. Tenant shall not occupy the Premises until said deposit has been paid to Landlord. Should Tenant comply with all of the covenants and conditions of this Lease, deposit shall be returned to Tenant at the expiration of the term hereof.] [BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL]

     (g) Letter of Credit: As security for this Lease, Tenant shall provide a Letter of Credit to Landlord. The amount of the Letter of Credit shall be $110,000. The form of Letter of Credit shall be mutually agreed upon by Landlord and Tenant. The identity of the issuing institution shall be approved by Landlord at its discretion, such approval shall not be unreasonably delayed or denied. The amount of the Letter of Credit shall decline by twenty two thousand dollars ($22,000) on each anniversary of this Lease. See Exhibit H (attached).

     (h) Permitted Uses. The Premises shall be used only for general office purposes and for no other purpose or use without the written consent of Landlord.

                          GENERAL TERMS AND CONDITIONS

2. Premises. Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions herein set forth, the Premises described in paragraph 1(a) hereof.

3. Term. The Lease term shall be for the period stated in paragraph 1(d) hereof. The Lease term shall commence on the Commencement Date specified in paragraph 1(d). Neither Landlord nor any agent or employee of Landlord shall be liable for any damage or loss due to Landlord's inability or failure to deliver possession of the Premises to Tenant as provided herein.

4. Rent. Tenant shall pay Landlord the monthly rent stated in paragraph 1(e) hereof without demand, deduction or offset, payable in lawful money of the United States in advance on or before the day specified in paragraph 1(e) to Landlord at the offices of Landlord or its building manager at the place specified in paragraph 1(e), or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent for any partial month at the beginning or end of the Lease term shall be prorated. Notwithstanding anything in Section 7 hereof, the rent payable by Tenant shall in no event be less than the rent specified in paragraph 1(e) of this Lease.

     (a) Late Fees On Overdue Rent. Any rent, additional rent or other sums payable by Tenant to Landlord which are not paid within five (5) days following the due date thereof, shall bear interest at a rate equal to five percent (5%) per annum above the prime lending rate as publicly announced from time to time by Bank of America, calculated from the date of delinquency to the date of payment. Any late payment of rent will also be subject to a collection fee equal to five percent (5%) of the amount due.

5. Notices. All notices under this Lease shall be in writing and delivered in person or sent by facsimile or by registered or certified mail to Landlord at the address below, to Tenant at the Premises and/or the address below, and to the holder of any first mortgage or deed of trust at such place as such holder shall specify to Tenant in writing; or at such other facsimile number or address as may from time to time be designated by each party in writing. Notices will be deemed to have been given on the date sent by facsimile with evidence of receipt by the intended party, on the date delivered in the case of personal delivery or, if mailed, on that date which is two (2) days after the postmark thereof.


     LANDLORD:   Sterling Realty Organization Co.

     ADDRESS:    600 106th Avenue NE, Suite 200, Bellevue, WA  98004

     CONTACT:    Rebecca Riesen

     PHONE:      (425) 455-8125

     FAX:        (425) 455-8165


     TENANT:     Infowave USA, Inc.

     ADDRESS:    3535 Factoria Blvd. SE, Bellevue, WA  98006

     CONTACT:    Cyndy Ruiz

     PHONE:      425/806-3110

     FAX:        425/806-3199

     With additional Notice to:
     Errol Olsen, Director of Finance
     Suite 200, 4664 Lougheed Highway
     Burnaby, B.C. V5C5T5
     (604) 473-3739

6. Uses. The Premises are to be used only for the uses specified in paragraph 1(h) hereof (the "Permitted Uses") and for no other business or purpose without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant shall not commit or allow any acts to be done in or about the Premises that are unlawful or that will cause an increase to the existing rate of insurance on the Building. Tenant shall not commit or allow to be committed any waste upon the Premises, or create or allow to be created any public or private nuisance in the Building. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises which will cause any substantial noise or vibration or any increase in the normal use of electric power. If any of Tenant's office equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation, or take other such action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws and regulations relating to its use of the Premises including, without limitation, laws



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

     and regulations relating to hazardous wastes, and shall observe such reasonable rules and regulations as may be adopted and published by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building, and for the preservation of good order therein, including but not limited to any Rules and Regulations which may be attached to this Lease.

7. Services and Utilities. Landlord shall furnish the Premises with electricity for lighting and operation of customary office machines, water, and elevator service, and, during Normal Business Hours, lighting, heat and normal air conditioning. "Normal Business Hours" are defined as 8:00 a.m. to 6:00 p.m., Monday through Friday, and 9:00 a.m. to 1:00 p.m. on Saturdays. Outside Normal Business Hours, utility services will be provided to the Premises, and Tenant shall pay Landlord for the actual cost of providing lighting, heat and normal air conditioning, including the associated electrical and maintenance costs.

     (a) Extra Services. During all hours which are not business hours, Landlord shall furnish all of such services set forth above, except the following:

          (1) Utility Services. If requested by Tenant, Landlord shall furnish heat and air conditioning to the Premises at times other than normal business hours, and the reasonable cost of such services as established by Landlord and reasonably agreed to by Tenant shall be paid by Tenant to Landlord as Additional Rent.

          (2) Janitorial Services. Bonded janitorial service shall be provided 5 days per week except for legal holidays. The costs of any janitorial or other services provided or caused to be provided by Landlord to Tenant which are in addition to the services ordinarily provided to tenants of the Building shall be payable by Tenant as Additional Rent.

          (3) [Increased Utility Loads. Without the written permission of Landlord, Tenant shall not install lights or equipment in the Premises which consume electrical power or energy which, in the aggregate, exceeds reasonable amounts for general office use in comparable office buildings in Bellevue, Washington by other Tenants for usual and customary general office use. Landlord may refuse to grant such permission unless Tenant agrees to pay the costs of installation of supplementary air conditioning or electrical systems as necessitated by such equipment or lights. Tenant shall pay to Landlord, as Additional Rent, the reasonable amount estimated by Landlord as the additional cost of furnishing electricity for the operation of such special equipment or lights and the reasonable amount estimated by Landlord as the costs of supplemental air conditioning provided to the Premises necessitated by Tenant's use of such special equipment or lights. Landlord shall be entitled to install and operate at Tenant's sole cost and expense a monitoring/metering system in the Premises to measure the added demands on electricity and HVAC systems resulting from such equipment and lights and from Tenant's after-hours HVAC service requirements.] [BRACKETED
               LANGUAGE STRUCK OUT IN ORIGINAL] Tenant shall comply with Landlord's reasonable instructions for the use of drapes, blinds and thermostats in the Building.

          Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of such services due to any cause outside of Landlord's reasonable control. In the event of such variation, interruption or failure, however, Landlord shall use reasonable diligence to restore such service. No temporary interruption or failure of such service incident to the making of repairs, alterations or improvements or due to accident or strike, or conditions or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder.

8.   Costs of Services and Utilities.



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     (a)  Definitions.  As used herein,  the following  terms have the following respective meanings unless the context otherwise specifies or clearly requires.

          (1) "Lease Year" means a calendar year commencing January 1 and ending December 31.

          (2) "Operating Costs" means all reasonable and necessary expenses, based on Landlord's reasonable business judgment and customary practices, paid or incurred by Landlord for maintaining, operating and repairing the Building (including the parking facilities), the Land, and the personal property used in conjunction therewith, to the extent not paid directly by Tenant, including but not limited to all expenses paid or incurred by Landlord for Property Taxes as defined in Section 8 below; insurance required in Landlord's discretion; electricity during Normal Business Hours, water, gas, sewer, refuse collection, telephone charges and security service not chargeable to tenants and similar utilities services; the cost of supplies and window washing, cost of services of independent contractors, allowance of Landlord's agent for supervision of such maintenance operation services and repair of the Building, Land and common areas, cost of compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with such Operating Costs and any other expense or charge which in accordance with generally accepted accounting and management principles would be considered an expense of maintaining, operating or repairing the Building, together with a property management fee equal to four percent (4%) of the monthly rent provided in paragraph 1(e) hereof. Operating Costs shall include the cost of replacing cracked or broken exterior windows, but shall not include (A) costs for maintaining and repairing structural components of the Building; (B) any depreciation or amortization costs related to the Building or any portion or component of the Building or any equipment or other property used in connection with the Building, except as specifically permitted by the terms of this Lease; (C) any loan payments, principal or interest, or ground lease or similar payments; (D) any leasing costs, including brokerage commissions, legal fees, vacancy costs, and refurbishment or improvement expenses, in connection with the premises of a particular tenant; (E) any collection costs, including legal fees, or bad debt losses or reserves; (F) any costs or expenses resulting from Landlord's violation of any agreement to which it is a party or any applicable laws or ordinances or governmental rules, regulation, or orders; (G) Landlord's general corporate overhead and general and administrative expenses in excess of costs and expenses directly attributable to the operation and management of the Building; (H) any cost or expenses which would not, under generally accepted accounting and management principles, be regarded as a maintenance and operating expense. All Operating Costs associated with the maintenance and operation of the parking areas will be pro rated among users of the Project on the following basis:
               Tenant's pro rata share of such Operating Costs for the Parking areas of the Project will be the fraction, the numerator of which is 14,217 square feet (i.e. the rentable area of the Premises), and the denominator of which is the sum of the rentable areas expressed in square feet of all buildings now or hereafter located in the Project (pro rated as to the fraction of any year from the time any such new building is completed and placed in service). Currently there are four buildings located in the Project; the Building, Sterling Plaza ll, the 12600 Building and the Factoria Cinemas.

          (3)  "Estimated   Operating  Costs"  means   Landlord's   estimate  of
               Operating Costs for the following Lease Year to be given by Landlord to Tenant pursuant to paragraph 7(b)(1).



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     (b)  Additional Rent.  Tenant shall pay to Landlord as rent, in addition to the rent provided in paragraph 1(e) above, all Operating Costs allocable to the Premises and any and all other sums expressly provided for hereunder.

          (1) Rent Adjustment for Estimated Operating Costs. Landlord shall furnish to Tenant a written statement setting forth (A) Estimated Operating Costs for each occupied calendar year, and (B) the amount of Additional Rent payable monthly during such calendar year, which will equal one-twelfth (1/12) of the amount. If such Estimated Operating Costs are furnished after the commencement of the Lease Year, Tenant shall also make a retroactive lump-sum payment equal to the amount of such excess multiplied by the number of months during the Lease Year for which no such adjustment was paid.

          (2) Actual Operating Costs. Within ninety (90) days after the close of each Lease Year during the term hereof, Landlord shall deliver to Tenant a written statement setting forth the actual Operating Costs during the preceding Lease Year. If such costs for any Lease Year exceed the Estimated Operating Costs paid by Tenant to Landlord pursuant to paragraph 7(b)(1) for such Lease Year, Tenant shall pay the amount of such excess to Landlord as additional rent within sixty (60) days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to paragraph 7(b)(1), then the amount of such overpayment shall be credited toward the next monthly rent payable by Tenant.

          (3) Determinations. The determination of Operating Costs and Estimated Operating Costs shall be made by Landlord. If Tenant notifies Landlord in writing within two (2) years of each lease term expiration after the receipt by Tenant of Landlord's statement setting forth the preceding year's Operating Costs, then Tenant may audit Landlord's books and records pertaining to Operating Costs. In the event that any such audit, conducted in accordance with generally accepted accounting principles, reveals a discrepancy of three percent (3%) or more between Landlord's statement of the actual Operating Costs for a Lease Year and the amount of such Operating Costs determined by such audit, then if the Operating Costs were overstated Landlord shall reimburse to Tenant the excess amount paid by Tenant and Landlord shall pay for the reasonable cost of such audit; but if the Operating Costs were understated then Tenant shall pay to Landlord the amount of such deficiency and Tenant shall pay for the cost of such audit.

               Rent due pursuant to this section shall be Additional Rent payable by Tenant hereunder, and in the event of nonpayment thereof, Landlord shall have similar rights with respect to such nonpayment as it has with respect to any other nonpayment of rent hereunder.

          (4) End of Term. If this Lease terminates on a day other than the last day of a Lease Year, the amount of any adjustment between Estimated Operating Costs and Actual Operating Costs with respect to the Lease Year in which such termination occurs will be prorated on the basis which the number of days from the commencement of such Lease Year to and including such termination date bears to 365, and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment is payable within thirty (30) days after delivery of the Statement of Operating Costs with respect to such Lease Year.

9. Property Taxes. "Property Taxes" means all real property taxes and assessments and personal property taxes, charges and assessments levied with respect to the Land, the Building, and any improvements, fixtures and equipment, and all other property of Landlord, real or personal, located in or on the Building and used in connection with the operation of the Building. In addition to the



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

     foregoing, Property Taxes shall include a pro rata portion of all real property taxes and assessments for the driveway, parking, and related landscaped areas of the Project (the "Parking Lot Taxes"). The portion of the Parking Lot Taxes allocated to the Tenant shall be equal to the percentage of rentable space occupied by the Tenant compared to the total amount of rentable square feet contained in the Project (including the Factoria Cinemas). Tenant's share of Parking Lot Taxes shall be computed by multiplying the total Parking Lot Taxes by a fraction, the numerator of which is 14,217 (i.e. the rentable area of the Premises), and the denominator of which is the sum of the rentable areas expressed in square feet of all buildings now or hereafter located in the Project (pro rated as to the fraction of any year from the time any such new building is completed and placed in service). Currently there are four buildings located in the Project; the Building, which has 127,401 rentable square feet, Sterling Plaza ll which has 92,866 rentable square feet, the 12600 Building which has 52,227 rentable square feet and the Factoria Cinemas, which has 47,621 rentable square feet, for a total of 320,115 rentable square feet.

10. Taxes on Rents and Personal Property. If any governmental authority shall in any manner levy a tax on rents payable under this Lease or rents accruing from Tenant's use of property, or such a tax in any form against Landlord measured by income derived from the leasing or rental of the Building, such tax shall be paid by Tenant either directly or through Landlord; provided, however, that Tenant shall not be liable to pay any state or federal net income tax imposed on Landlord.

     Tenant shall pay prior to delinquency all personal property taxes with respect to all property of Tenant located on the Premises or the Building and shall provide promptly upon request of Landlord written proof of such payment.

11. Acceptance of Premises. Landlord shall deliver the Premises to Tenant in a clean and orderly condition. Tenant accepts the Premises in their existing condition, "as is" and "where is," including all existing carpet, doors, cabinets and partitions, and without any obligation on the part of Landlord to make any alterations or improvements thereto, except as mutually agreed upon by Landlord and Tenant or otherwise be expressly provided in this Lease.

12. Improvements. Subject to Section 21 of this Lease, upon the expiration or sooner termination of this Lease, all improvements and additions to the Premises made by Tenant shall become the property of Landlord.

13. Alterations and Care of Premises. Tenant shall take good care of the Premises and shall promptly make all necessary repairs and maintenance, except those to be made by Landlord as provided herein:

     (a) Except as expressly permitted by the terms of this paragraph, Tenant shall not make any alterations, additions or improvements in or to the Premises, or make changes to locks on doors, or add, disturb or in any way change any floor covering, wall covering, fixtures, plumbing or wiring, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord may, in determining whether to grant or withhold its consent to a particular alteration, addition or improvement, consider the likelihood that the particular alteration, addition or improvement will be usable by a subsequent tenant of the Premises. If Landlord withholds its consent to a particular alteration, addition or improvement based on the unlikelihood that a subsequent tenant would find that alteration, addition or improvement usable, then Tenant may proceed to make the particular alteration, addition or improvement, but shall remove it from the Premises prior to the expiration or earlier termination of this Lease. Within thirty (30) days following the completion of any alterations or improvements, Tenant shall provide Landlord with "as-built" plans showing the alterations or improvements made to the Premises.

     (b) If Landlord's consent is required, then prior to Tenant commencing work on any alteration, addition or improvement to the Premises, Tenant shall submit to Landlord two (2) copies, and, at the request of Landlord, shall submit to any mortgagee holding a mortgage or deed of trust encumbrance on the Land one (1) copy, of full and complete plans and specifications detailing the design and plan of improvements for any such alteration, addition or improvement.

          Landlord does not and will not make any covenant or warranty, express or implied, that any such plans or specifications submitted by Tenant are accurate, complete or in any way suited for their intended purpose. Landlord shall either approve or disapprove plans within ten
          (10) business days and, if approved, return a signed, approved copy to Tenant. Landlord will not unreasonably withhold approval. In the event that the plans are not approved by Landlord, Landlord shall inform Tenant of the reasons for its disapproval and Tenant shall have twenty
          (20) days in which to submit revised plans to Landlord for approval. Tenant shall not unreasonably refuse to satisfy any objections made by Landlord to the plans and specifications. Any objections Tenant has to Landlord's objection shall be submitted to Landlord in writing within the twenty (20) day period. A failure of one party to give any notice to the other party within the period provided for doing so shall be deemed to constitute approval of the plans and specifications or the objections thereto, as appropriate. Within thirty (30) days following the completion of any alterations or improvements, Tenant shall provide Landlord with "as-built" plans showing the alterations or improvements made to the Premises.

     (c) All such work so done by Tenant shall be done in accordance with all laws, ordinances, and rules and regulations of any federal, state, county, municipal or other public authority and/or Board of Fire Underwriters. Tenant expressly covenants and agrees that no liens of mechanics, materialmen, laborers, architects, artisans, contractors, subcontractors, or any other lien of any kind whatsoever shall be created against or imposed upon the Premises, the Land or the Building, and that in the event any such claims or liens of any kind whatsoever shall be asserted or filed by any persons, firms or corporations performing labor or furnishing material in connection with such work, Tenant shall pay off or cause the same to be discharged of record within ten (10) days of notification thereof. All alterations, improvements, or changes made by Tenant to the Premises shall be the property of Landlord and shall remain upon and be surrendered with the Premises upon the termination of this Lease; provided, however, that Tenant shall remove any alteration, addition or improvement made to the Premises by Tenant subsequent to the completion of the initial tenant improvements to be made pursuant to Exhibit D below and to which Landlord withheld its consent under the terms of paragraph 12 above. Tenant will remove any such alterations, additions or improvements made by Tenant prior to Tenant surrendering possession of the Premises to Landlord, and repair any damage caused to the Premises thereby, all at the sole cost and expense of Tenant.

          After the beginning of each Lease Year during the term of this Lease or any Renewal Term, Landlord may deliver a certificate to Tenant requesting that Tenant provide Landlord with an itemized list of all alterations, improvements or changes that Tenant has made to the Premises during the previous Lease Year. Tenant shall complete the certificate and return the same to Landlord within thirty (30) days following the date on which it was received. In the event no alterations or improvements were made during the previous Lease Year, Tenant shall so indicate on the certificate provided.

          All damage or injury done to the Building or the Premises or any appurtenances to either by Tenant, or by Tenant's agents, invitees, licensees, or employees, or by any other persons who may be in the Building or upon the Premises with the consent of Tenant, including the cracking or breaking of glass of any windows and doors, shall be paid for by Tenant.

     (d) Tenant shall not put curtains, draperies or other hangings on or beside the windows in the Premises or place any furniture on the patios or common areas without first obtaining

          Landlord's consent. All normal repairs necessary to maintain the Premises in a tenantable condition and consistent with the standards for a Class A office building in the Bellevue metropolitan area shall be done by or under the direction of Landlord, acting reasonably and in good faith. Tenant shall promptly notify Landlord of any damage to the Premises requiring repair, and within fifteen (15) days or as soon as feasible thereafter, Landlord shall notify Tenant whether it will proceed to make the repairs. If Landlord elects not to make either some or all of the repairs set forth in Tenant's notice, then Landlord shall provide Tenant with an explanation as to why Landlord deems the repairs unnecessary. If Landlord fails to respond to Tenant's notice within the 30-day period provided for doing so, then Tenant may cause the repairs to be accomplished. Landlord shall reimburse Tenant for all reasonable costs and expenses incurred by Tenant in making the repairs, and such reimbursement shall be made within thirty (30) days of Landlord's receipt of an invoice for the amount of such costs and expenses.

     (e) Landlord shall be responsible for maintaining and repairing the structural components of the Building. If Tenant believes that there is a problem or defect in the structural elements of the Building, including problems or defects in the foundation, exterior walls, floors or the roof system, and also including but not limited to safety aspects of the Building (as determined under applicable building codes as in effect on the date hereof), Tenant shall give
          Landlord notice of any such defect. Tenant and Landlord shall cooperate to determine promptly whether any such defect exists and to identify any damage to the Building resulting from such defect. Landlord shall repair any such defect and resulting damage. If
          Landlord fails to make any such repairs which can reasonably be completed within fifteen (15) days, within thirty (30) days after such determination, or fails to commence within thirty (30) days after such determination and diligently proceed to complete any such repairs which cannot reasonably be completed in fifteen (15) days, Tenant shall have the right, but not the obligation, to cause such repairs to be accomplished. Landlord shall reimburse Tenant for all reasonable costs and expenses incurred by Tenant in making the repairs, and such reimbursement shall be made within thirty (30) days of Landlord's receipt of an invoice for the amount of such costs and expenses.

     (f) Tenant shall, at the expiration or sooner termination of this Lease, surrender and deliver the Premises to Landlord in as good or better condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear and damage by fire or other insured casualty excepted.

14. Liens and Insolvency. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials ordered or obligations incurred by Tenant. If Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business of Tenant, then Tenant shall be deemed to be in default under the terms of this Lease and Landlord may, in addition to any other remedy provided in this Lease, terminate Tenant's right of possession under this Lease at Landlord's option and in no event shall the Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

15. Access. Tenant shall permit Landlord and its agents (including, but not limited to any mortgagee holding a mortgage or deed of trust which is an encumbrance against the Land) to enter into and upon the Premises but, except in an emergency, only on advance reasonable notice and at reasonable times for the purpose of inspecting the same or for the purpose of repairing, altering or improving the Premises or the Building. Nothing contained in this Section 15 shall be deemed to impose any obligation upon Landlord not expressly stated herein or elsewhere in this Lease. Landlord shall, on the same basis, have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within 270 days prior to the expiration or sooner termination of the Lease term.

16. Damage or Destruction. If the Premises are destroyed or rendered untenantable, either wholly or in part, by fire or other unavoidable casualty, Landlord may, at its option, either (a) terminate this Lease as provided herein, (b) allow Tenant to terminate this Lease as provided herein, or (c) restore the Premises to their previous condition, and in the meantime the monthly rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole thereof. If Landlord elects not to restore the Premises and to terminate this Lease, then Landlord shall so notify Tenant within thirty (30) days after receipt from Tenant of notice that Tenant deems the Premises untenantable ("Tenant's Notice"). If Landlord elects to restore the Premises, then Landlord shall so notify Tenant within thirty (30) days after receipt from Tenant of Tenant's Notice, and shall begin the restoration work within sixty (60) days of such date, in which event this Lease will continue in full force and effect. If Landlord fails to notify Tenant of its election within thirty (30) days after receipt from Tenant of Tenant's Notice, then Tenant may terminate this Lease immediately upon written notice to Landlord. If the damage is due directly or indirectly to the fault or neglect of Tenant, or its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors, there will be no abatement of rent. All repairs shall be substantially completed within 120 days or Tenant shall have the option to teminate the Lease.

     If the Building or the Premises are destroyed or damaged by fire or other casualty insured against under Landlord's fire and extended coverage insurance policy to the extent that more than fifty percent (50%) of either is rendered untenantable, or if the Building or the Premises are destroyed or materially damaged by any other casualty other than those covered by such insurance policy, notwithstanding that the Premises may be unaffected directly by such destruction or damage, Landlord may, at its election, terminate this Lease by notice in writing to Tenant within sixty (60) days after such destruction or damage. Such notice will be effective thirty (30) days after receipt thereof by Tenant. If the Premises are damaged or destroyed and Landlord elects to repair and reconstruct the Premises, then the term of this Lease will, at Landlord's option, be extended for the time required to complete such repair and reconstruction. Landlord shall not be required to repair or restore fixtures, improvements, or other property of Tenant.

     (a) Business Interruption. Other than as provided in Section 16 above and subject to section 17 below, no damages, compensation, or claim shall be payable by Landlord to Tenant for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Premises or of the Building as a result of fire or other casualty. Landlord shall use its best efforts to effect such repairs promptly.

     (b) Tenant Improvements. Landlord will not carry insurance of any kind on Tenant's furniture or furnishings or on any other personal property fixtures, equipment, improvements, or appurtenances owned or installed by Tenant, and Landlord shall not be obligated to repair, subject to
          Section 17 below, any damage thereto or replace the same.

17.  Indemnification, Insurance and Waiver of Subrogation.

     (a) Indemnification. It is understood and agreed that Landlord shall not be liable for injury to any person, or for the loss of or damage to any property (including property of Tenant) occurring in or about the Premises from any cause whatsoever, except for that caused by Landlord's negligence or willful misconduct. Tenant hereby indemnifies and holds Landlord harmless from and against and agrees to defend
          Landlord against any and all claims, charges, liabilities, obligations, penalties, causes of action; liens, damages, costs and expenses (including reasonable attorneys' fees) arising, claimed, charged or incurred against or by Landlord from any matter or thing arising from Tenant's use of the premises, the conduct of its business or form any activity, work or other thing done, permitted or suffered by Tenant in or about the Premises or Common Areas, whether arising from any breach or default in the performance of any obligation on Tenant's part or to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any officers, contractor, agent, employee, guest, licensee, or invitee of tenant, and from all costs, reasonable attorneys' fees, and liabilities incurred in or about the defense of any such claim (including appeals) or any action or proceeding brought thereon and in the event that any action or proceeding is brought against Landlord by reason of such claim. Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all cause other than Landlord's negligence or willful misconduct, and, except for Landlord's negligence or willful misconduct, Tenant hereby waives all claims in respect thereof against Landlord. Tenant shall maintain business interruption insurance and automobile insurance with respect to all Tenant owned motor vehicles parking on the Property. The indemnification provided for in this paragraph shall survive any termination or expiration of this Lease. Landlord and its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Premises or from pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence or willful misconduct of Landlord, its agents or employees. Landlord and its agents shall not be liable for interference with the light or air to the Premises or for any latent defect on the Premises. Tenant shall give prompt notice to Landlord in case of casualty or accidents on or about the Premises.

     (b)  Insurance.

          (1) Liability Coverage. During the entire Lease Term and at any time prior to the Lease Term commencing with the day on which possession of the Premises is delivered to Tenant for any reason, Tenant shall, at its own expense, maintain commercial general liability insurance with a reputable insurance company or companies with minimum amounts of $1,000,000 single limit per occurrence and $2,000,000 in the aggregate for personal injuries and property damage on or about the Premises to indemnify both Landlord and Tenant against any such claims, demands, losses, damages, liabilities and expenses. Landlord and the management company, if any, employed by Landlord with respect to the Building shall be named as additional insureds and shall be furnished with a certificate of insurance which shall bear an endorsement that the same shall not be canceled except upon not less than thirty (30) days' prior written notice to Landlord.
          (2) Property Coverage. Tenant shall, at its own expense, maintain during the Lease Term and at any time prior to the Lease Term commencing with the date on which possession of the Premises is delivered to Tenant for any reason, insurance covering its furniture, fixtures, equipment, all leasehold improvements and inventory in an amount equal not less than 100% of the full replacement value thereof as provided by basic form coverage with a special form endorsement.

     (c) Increase in Insurance Premium. Tenant shall not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by the form of property insurance policy required to be carried under this Lease. Tenant shall pay any increase in premiums for property (including special form coverage) insurance that may be charged during the term of this lease on the amount of such insurance which may be carried by Landlord on the Premises, the Building or the Property of which the Premises are a part, resulting from Tenant's occupancy, whether or not Landlord has consented thereto. In such event, Tenant shall also pay any additional premiums on the insurance policy that Landlord may carry for its protection against the loss of business income through property damage. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization setting the insurance rate on the Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the property insurance rate on the Premises. Landlord shall deliver bills for such additional premiums to Tenant at such times as Landlord may elect, and Tenant shall immediately reimburse Landlord therefor.

     (d) Waiver of Subrogation. Landlord and Tenant hereby mutually release each other from liability and waive all rights of recovery against each other for any loss in or about the

          Premises, from perils insured against under their respective property insurance policies, including any special form endorsements thereof, whether due to negligence or any other cause. This paragraph shall, however, be inapplicable if it would have the effect, but only to the extent it would have the effect, of invalidating any insurance coverage of Landlord or Tenant. Tenant and Landlord shall, at the request of the other, execute and deliver to the other, a Waiver of Subrogation in the form and content as required by each's insurance carrier.

     (e) Companies. Insurance required hereunder shall be issued by companies rated A-VII or better in "Bests" Insurance Guide, or such other companies approved by Landlord.

     (f) Certificate of Insurance. A certificate issued by the insurance carrier for each policy of insurance required to be maintained by Tenant under the provisions of this Lease shall be delivered to Landlord upon or before the delivery of the Premises to Tenant for any purpose, and thereafter within thirty (30) days prior to the expiration of the term of each such policy. Each certificate of insurance and each policy of insurance required to be maintained by Tenant hereunder shall expressly evidence insurance coverage as required by this lease. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry.

18. Assignment and Subletting. Except as provided below, Tenant shall not voluntarily or by operation of law assign, mortgage or otherwise encumber all or any part of Tenant's interest in this Lease or in the Premises without obtaining the prior written consent of Landlord in each instance and any attempt to do so without first obtaining such consent shall be voidable at the option of Landlord; provided, however, that Landlord shall not unreasonably withhold or delay such consent, shall be based on Landlord's best business judgment, which consent shall require that such assignee, mortgagee or encumbrance consent to be bound by all of the terms and conditions of this Lease. In the event of any sublease or assignment to which Landlord's consent is requested and given, Landlord shall collect the rent paid by Tenant's sublessee or assignee which is in excess of the rent due under this Lease, on a per rentable square foot basis. In reviewing any request for an assignment of Tenant's interest under this Lease, Landlord may take into consideration the credit-worthiness and business use of the proposed assignee. Notwithstanding any of the foregoing, without the consent of Landlord, Tenant may voluntarily or by operation of law assign and delegate this Lease to the surviving corporation upon any reorganization, merger, consolidation or acquisition of Tenant, and Tenant may assign, sublet and delegate this Lease for all or any portion of the Premises to its parent company, any wholly-owned subsidiary or any affiliate, provided that both Tenant and any such assignee shall both be bound by all of the terms and conditions of this Lease. Use and occupancy by assignee will be consistent with operation and maintenance of a First Class office building and will not be in conflict with any other Lease in the Building.

     Tenant shall not sublease the Premises without obtaining the prior written consent of Landlord, which consent of Landlord shall not be unreasonably withheld or delayed, shall be based on Landlord's best business judgment, and which consent shall require that such subtenant consent to be bound by all of the terms and conditions of this Lease.

     Consent to one assignment, subleasing or other transfer shall not be deemed to constitute consent to any subsequent assignment, subleasing or other transfer of Tenant's interest in this Lease. Except as expressly provided herein, no such assignment or subletting shall relieve Tenant of any liability under this Lease regardless of whether such liability arises by or through Tenant. Assignment or subletting shall not operate as a waiver of the necessity for a written consent to any subsequent assignment or subletting, and the terms of such consent shall be binding upon any person holding by, under or through Tenant. Landlord may, at its election, collect rent directly from such assignee or subtenant. If such consent is requested, Landlord reserves the right to terminate this Lease, or if consent is requested for subletting less than the entire Premises, Landlord reserves the right to terminate this Lease at the date of sublet commencement.

     In the event Tenant desires to assign this Lease or sublet the Premises or any part hereof, Tenant shall give Landlord written notice at least thirty
     (30) days in advance of the date on which Tenant desires to make such assignment or sublease, which notice shall specify: (a) the name, address and business of the proposed assignee or sublessee, (b) the amount and location of the space affected, and (c) the proposed effective date and duration of the subletting or assignment, and (d) current financial statements of the proposed assignee or sublessee. Each request for an assignment or subletting must be accompanied by a Processing Fee, equal to no less than five hundred dollars ($500.00) plus reasonable legal fees, in order to reimburse Landlord for expenses, incurred in connection with such request.

19. Holdover. If Tenant, without the written consent of Landlord, holds over after the expiration or termination of the term of this Lease, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy, which tenancy may be terminated as provided by the laws of the State of Washington. During such tenancy, Tenant agrees to pay to Landlord rent equal to one hundred fifty percent (150%) of the rent as set forth herein, unless a different rate shall be agreed upon, and to be bound by all of the terms, covenants and conditions herein specified, so far as applicable.

20. Surrender of Premises. Upon the expiration or sooner termination of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises to Landlord, and shall return to Landlord all keys thereto.

21. Removal of Property. Upon the expiration or sooner termination of this Lease, Tenant may remove its trade fixtures, office supplies and movable office furniture and equipment not attached to the Building provided (a) such removal is made prior to the termination or expiration of this Lease,
     (b) Tenant is not in default under any provision of this Lease at the time of such removal, and (c) Tenant immediately repairs all damage caused by or resulting from such removal. All other property in the Premises and any alterations or additions thereto (including, without limitation, wall-to-wall carpeting, paneling, wall covering, or lighting fixtures and apparatus) and any other article affixed to the floor, wall or ceiling of the Premises shall become the property of Landlord and shall remain upon and be surrendered with the Premises, Tenant hereby waiving all rights to any payment or compensation therefor. If, however, Landlord so requests in writing, Tenant shall, upon termination of this Lease, remove such alterations, additions, fixtures, equipment and property placed or installed by Tenant in the Premises subsequent to the completion of the tenant improvements to be made pursuant to Exhibit D below and to which Landlord withheld its consent under the terms of paragraph 12 above, and shall immediately repair any damage caused by or resulting from such removal to the condition of the Premises prevailing upon commencement of this Lease, reasonable wear and tear excepted.

     If Tenant fails to remove any of its property of any nature whatsoever from the Premises or the Building at the termination of this Lease or when Landlord has the right of reentry, Landlord may, at its option, remove and store said property without liability for loss thereof or damage thereto, such storage to be for the account and at the expense of Tenant. If Tenant does not pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may, at its option, sell or permit to be sold any or all of such property at public or private sale at a price as is deemed to be reasonable for such property (and Landlord may become a purchaser at such sale), in such manner and at such times and places as Landlord in its sole discretion may deem proper without notice to Tenant, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment or any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

22.  Defaults.

     (a) Tenant's Defaults. Time is of the essence hereof, and in the event Tenant violates or breaches or fails to keep or perform any covenant, agreement, term or condition of this Lease, and if such default or violation continues or is not be remedied within five (5) business days (or, if no default in the payment of money is involved, then within ten (10) days, or if such breach cannot be cured within ten
          (10) days, then Tenant commences a cure within ten (10) days and thereafter diligently prosecutes such cure to completion) after notice in writing thereof is given by Landlord to Tenant specifying the matter claimed to be in default, or if Tenant abandons or vacates the Premises or any significant portion thereof, Landlord, at its option, may immediately declare Tenant's rights under this Lease terminated, and reenter the Premises using such force as may be necessary, and repossess itself thereof, as of its former estate, and remove all persons and property from the Premises. Notwithstanding any such reentry, the liability of Tenant for the full payment of rent and other amounts owed hereunder or provided for herein shall not be extinguished for the balance of this Lease, and Tenant shall make good to Landlord any deficiency arising from a reletting of the Premises at a lesser rent, plus the reasonable costs and expenses of renovating, altering and reletting the Premises, including attorneys' fees or brokers' fees incident to Landlord's reentry or reletting. Tenant shall pay any such deficiency each month as the amount thereof is ascertained by Landlord or, at Landlord's option, Landlord may recover, in addition to any other sums, the amount at the time of judgment by which the unpaid rent for the balance of the term after judgment exceeds the amount of rental loss which Tenant proves could be reasonably avoided, discounted at the then Federal Discount Rate less five percent (5%). The calculation of any amount of rental loss which Tenant claims could be reasonably avoided shall take into account those sums which are reasonably anticipated to be expended by Landlord for tenant improvements, moving expenses, lease assumption costs, real estate commissions, and all other costs associated with reletting the Premises. In reletting the Premises, Landlord may grant reasonable rent concessions and Tenant shall not be credited therefor. Nothing herein shall be deemed to affect the right of Landlord to recover for indemnification under Section 17 herein arising prior to the termination of this Lease, or for any other remedy at law or in equity.

     (b) Landlord's Defaults. If Landlord fails to keep and perform any covenants and agreements herein contained, and if after written notice from Tenant specifying such default and permitting Landlord at least thirty (30) days (except in the event of an emergency or a situation affecting the tenantable condition of the Premises, in which case Landlord will be permitted a reasonable time under the circumstances) to remedy same Landlord has failed to remedy such default, then Tenant may, but shall not be obligated to, remedy such default. Landlord shall reimburse Tenant for all reasonable costs and expenses incurred by Tenant in remedying such default, and such reimbursement shall be made within thirty (30) days of Landlord's receipt of an invoice for the amount of such costs and expenses. All rights and remedies of Tenant under this Lease are cumulative and are not exclusive of any other rights and remedies provided to Tenant under applicable law.

23. Right to Perform. If Tenant fails to pay any sum of money, other than rent, required to be paid by it hereunder or fails to perform any other act on its part to be performed hereunder, and such failure continues for ten (10) business days after notice thereof by Landlord, or such shorter time if reasonable under the circumstances, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this section as in the case of default by Tenant in the payment of rent.

24. Nonwaiver. Waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of the Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

25. Costs and Attorneys' Fees. In the event of any action or proceeding arising out of or in connection with this Lease, the substantially prevailing party shall be entitled to all costs, expenses and reasonable attorneys' fees, with or without suit and on appeal.

26.  Priority.  Tenant  agrees  that  this  Lease  will  be  subordinate  to any mortgage, deed of trust or other lien covering the Premises, upon and subject to the following terms and conditions: Tenant's subordination hereunder is expressly conditioned on execution and delivery to Tenant by each mortgagee, each lienholder and each beneficiary of a deed of trust by whom subordination is hereafter requested, of a nondisturbance agreement reasonably acceptable to Tenant. Such agreement shall be in a form typically used for commercial tenancies, shall be in recordable form and shall recognize Tenant's rights under this Lease in the event Landlord's interest is terminated while this Lease is in full force and effect. Such nondisturbance agreement shall include, among other things, a provision to the effect that in the event of a termination of the ground or underlying lease or foreclosure of the mortgage, deed of trust or other lien in favor of said secured party, or upon a sale of the property encumbered thereby pursuant to the trustee's power of sale contained therein, or upon a transfer of the Building or the Premises by deed in lieu of foreclosure, then for so long as Tenant is not in material default under the terms, covenants, and conditions of this Lease, this Lease shall continue in full force and effect as a direct lease between the owner or succeeding owner of the Premises or the Building (as appropriate), as Landlord, and Tenant for the balance of the term of this Lease, upon and subject to all of the terms, covenants and conditions of this Lease. Such nondisturbance agreement shall not include any terms which are inconsistent with the terms of this Lease or which adversely affect Tenant's rights or increase Tenant's obligations under this Lease.

     Upon request by Landlord or the landlord under a ground lease or an underlying lease, or the holder of any mortgage, lien or deed of trust now existing or that may hereafter be placed upon the Land, Premises or the Building, Tenant will promptly execute an Agreement of Subordination, Nondisturbance and Attornment in form acceptable to such requestor which is consistent with the foregoing.

27.  Nondisturbance.

     (a) Subordination. This Lease shall be subject and subordinate to any first mortgage or deed of trust now existing or hereafter placed upon the Land, the Building, or the Premises, created by or at the instance of Landlord, and to any and all advances to be made thereunder, and to interest thereon and all modifications, renewals, and replacements or extensions thereof ("Landlord's Mortgage").

     (b) Foreclosure. In the event of a foreclosure under Landlord's Mortgage, this Lease shall continue in full force and effect, Tenant's possession of the Premises shall not be disturbed provided Tenant is not in default under this Lease, and Tenant will attorn to and recognize the mortgagee or purchaser at a foreclosure sale as Tenant's landlord for the remainder of the Lease Term. The successor landlord shall not be bound by (i) any payment of Rent or Additional Rent for more than one month in advance, except the security Deposit and free rent, if any, specified in this Lease; (ii) any amendment, modification or termination of this Lease without the successor landlord's consent after Tenant is notified of the successor landlord's succession, unless the amendment, modification, or termination is specifically authorized by this Lease and does not require Landlord's prior agreement or consent; or (iii) any liability for any act or omission of prior landlord.

     (c) Self-Operating. This Section is self-operating; provided, however Tenant shall promptly execute and deliver any document required by Landlord or the holder of Landlord's Mortgage necessary to confirm the agreement set forth in this Section.

28. Estoppel Certificates. Landlord and Tenant shall, at any time and from time to time during any term of the Lease, upon not less than fifteen (15) days' prior written request from the other, execute, acknowledge and deliver to the other or its designee a statement in writing certifying: (1) the date this Lease was executed and the date it expires; (2) the date of occupancy;
     (3) the amount of minimum monthly rent and the date to which such rent has been paid; (4) that this Lease is unmodified and in full force and effect (or, if modified, stating with specificity the nature of such modification); (5) that this Lease represents the entire agreement between the parties as to this leasing; (6) that there is not, to its knowledge, any default by the other hereunder, or, if any default is alleged, then specifying such default; (7) that on that date there are no existing defenses or offsets which that party has against the enforcement of this Lease by the other; and (8) that no security has been deposited with Landlord (or, if so, the amount thereof). Any such statement shall be provided by the party requesting its completion, and such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or assignee or encumbrancer of Tenant's interest under this Lease. In the event of the failure to deliver such statement within such time, the requested party shall be conclusively deemed to have admitted the accuracy of any information supplied by the requestor to a prospective purchaser or mortgagee related to any of the matters described in (1) through (8) above, and such admission may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or assignee or encumbrancer of Tenant's interest under this Lease.

29. Transfer of Landlord's Interest. This Lease is assignable by Landlord without the consent of Tenant. In the event of any transfer or transfers of Landlord's interest in the Premises or the Building, other than a transfer for security purposes only, the transferor will be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, and Tenant agrees to attorn to the transferee.

30. Condemnation. If all of the Premises, or such portions of the Building as may be required for the reasonable use of the Premises, are taken by eminent domain, this Lease will automatically terminate as of the date Tenant is required to vacate the Premises and all rents will be paid to that date. In case of a taking of a part of the Premises, or a portion of the Building not required for the reasonable use of the Premises, this Lease will continue in full force and effect and the rent will be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such rent reduction to be effective as of the date possession of such portion is delivered to the condemning authority. Landlord reserves all rights to receive monetary damages to the Premises for any taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award; and Tenant shall make no claim against Landlord for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not as part of the damages recoverable by Landlord.

31. Advertising. Tenant shall not inscribe any inscription, or post, place or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Premises or the Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without first obtaining Landlord's written consent thereto. Any such consent by Landlord shall be upon the understanding and condition that Tenant, at its sole cost and expense, will remove the same at the expiration or sooner termination of this Lease and will repair any damage to the Premises or the Building caused thereby. Notwithstanding the foregoing, Landlord hereby grants Tenant the non-exclusive right to install signs on the monument sign adjacent to the Building. Tenant's right to do so is subject to City of

     Bellevue regulations, the installation being completed in a good and workmanlike manner, and Landlord's review and approval of the design and location of the signs, which approval shall not be unreasonably withheld. The design, construction, installation and removal of all signs is at the sole cost and expense of Tenant.

32. Parking. Parking shall at all times be governed by rules and regulations established by Landlord, which may be changed with reasonable discretion from time to time.

     From 7:00 a.m. to 5:00 p.m., Monday through Friday, except for legal holidays, and at no additional charge during the initial term (except for the payment of any parking tax subsequently imposed by a governmental authority), Landlord shall provide parking at a ratio of four (4) vehicles/one thousand (1000) RSF on a non-exclusive basis in the surface parking lots. Tenant may have one covered space marked "reserved between 8am-5 pm/ weekdays" at no charge for the initial term of the Lease.

     Landlord represents and warrants to Tenant that Landlord is unable to provide parking to Tenant on an exclusive basis at any time during the Lease term, except as specifically provided in the preceding paragraph. If Tenant experiences a problem with the parking at the Building such that Tenant's allotted parking spaces are unavailable to it on a consistent basis, and so informs Landlord, then Landlord shall take such measures, such as monitoring or valet parking, as are reasonably necessary to correct the problem, and such expenses shall be charged to Tenant as Additional Rent. Tenant acknowledges that the parking lot is used and may be used jointly by other tenants under a parking access agreement managed by Landlord.

33. Execution of Lease by Landlord. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for the Premises. This document will become effective and binding only upon approval of this Lease by the party holding the mortgage or deed of trust encumbering the Building and the Land, and upon the full execution of this Lease by Landlord and its delivery to Tenant. No act or omission of any employee or agent of Landlord or of Landlord's broker shall alter, change or modify any of the provisions hereof.

34. Landlord's Liability. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements or for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Premises and the Building, but are made and intended for the purpose of binding only Landlord's interest in the Premises and the Building. No personal liability or personal responsibility is assumed by, nor shall at anytime be asserted or enforceable against Landlord or its partners and their respective heirs, legal representatives, successors and assigns on account of this Lease or on account of any covenant, undertaking or agreement of Landlord contained in this Lease.

35. Broker. Tenant was represented in this lease transaction by Richard Brandt of CB Richard Ellis. Landlord was represented in this lease transaction by Jeff Jochums of Colliers.. No other finder or broker participated in this lease transaction or is entitled to compensation on account of this lease transaction.

     (a) Representation and Indemnity Regarding Brokers. Tenant and Landlord each represent and warrant to the other that they have not engaged any broker, finder or other person who would be entitled to any commission or fee in respect of the negotiation, execution or delivery of this Lease except for those brokers identified in paragraph 35 hereof, and each shall indemnify and hold harmless the other against any loss, cost, liability or expense incurred by the other as a result of any claim asserted by any other broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant or Landlord.

36. [Corporate Authority. Where Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution of the Board of Directors of Tenant. Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of Tenant authorizing or ratifying the execution of this Lease.] [BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL] Tenant shall provide Landlord with a copy of company's Corporate Resolution within ten (10) days of Lease execution.

37.  Additional Landlord Warranties.

     (a) Quiet Enjoyment. Landlord warrants and covenants that, during all terms of this Lease, Tenant will have the exclusive right to possession and quiet enjoyment of the Premises and will have, hold and enjoy the Premises peacefully and quietly, without any manner of let, suit, trouble or hindrance [so long as Tenant complies with all material provisions of this Lease] [BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL].

     (b) Hazardous Wastes. Landlord represents and warrants, to the best of its knowledge [without special inquiry] [BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL], that no hazardous wastes, hazardous substances, dangerous wastes or other contaminants, as defined in applicable federal, state and/or local statutes or regulations ("Contaminants") are being or have in the past been generated, treated or disposed of or at the Premises or the Building. Landlord shall not use, generate, treat, store or dispose of any Contaminants on the Premises or in the Building except in accordance with any law, ordinance, rule or regulation of any governmental authority having jurisdiction over the Premises or the Building. If Landlord breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Waste on the Premises or Building caused by Landlord results in contamination of the Premises or Building, then Landlord shall indemnify, defend and hold Tenant harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on the use of Tenant's rentable or usable space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the lease term as a result of Contamination. Any generation, treatment, storage, release or disposal of Contaminants by Tenant, its employees or agents shall not fall within the scope of the foregoing indemnity. The foregoing representations and warranties contained in this paragraph shall not be binding upon any mortgagee, and such mortgagee's successors and assigns, who holds a mortgage or deed of trust encumbering the Land and who succeeds to the interest of Landlord under this Lease as a result of foreclosure or otherwise, or upon any successor in interest to Landlord who purchases the interest of Landlord in the Land at a foreclosure sale conducted for the benefit of such mortgagee.

38. Right of First Opportunity. Landlord shall provide Tenant with a Right of First Opportunity, subject to the existing Right of First Information in favor of Data Dimensions, Stamps.com Right of First Offer or Renewal in favor of EarthLink, beginning in the 13th month of the Lease Term. In the event additional space becomes available to lease, Landlord shall provide Tenant with notice of availability to lease and the date thereof. Tenant shall have ten (10) business days from receipt of notice to exercise Right of First Offer in writing to Landlord. If Tenant does not respond in writing to Landlord, this Right of First Opportunity shall be deemed waived for the said space for a period of one (1) year, or until said space becomes available again (to be no sooner than six months). If Tenant does respond and does wish to lease the space, terms and conditions for space leased under this option shall be consistent with terms and conditions for comparable space in the Bellevue area at then prevailing market rents. Should Tenant and Landlord not come terms for the option space within thirty (30) days after Landlord's receipt of Tenant's notice, then rent shall be determined by arbitration using the same procedures described in Exhibit G of these Lease. Tenant may not exercise this option if Tenant is then in default under this lease.

39.  General Provisions.

     (a) Section Headings. The title of sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     (b) Governing Law. This Lease shall be construed and governed by the laws of the State of Washington.

     (c) Binding on Successors. All of the covenants, agreements, terms and conditions contained in this Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

     (d) Entire Agreement. This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the rent, use and occupancy of the Premises and Tenant's use of the Building and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified, or added to except in writing signed by Landlord and Tenant. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

     (e) Name of Building. Landlord reserves the right to name and re-name the Building from time to time, and to install signs accordingly, without compensation, but only with prior written notice to Tenant.

     (f) Invalidity of Provisions. The invalidity of all or any part of any section of this Lease will not render invalid the remainder of this Lease or the remainder of such section. If any provision of this Lease is so broad as to be unenforceable, such provision will be interpreted to be only so broad as is enforceable.




     (g)  Exhibits. The following exhibits are made a part of this Lease:

                Exhibit A - Legal Description of Land
                Exhibit A1- Legal Description of Project
                Exhibit B - Parking Plan
                Exhibit C - Plan of the Premises
                Exhibit D - Tenant Improvements
                Exhibit E - Rules & Regulations
                Exhibit F - Certificate of Corporate Resolution of Tenant Exhibit G - Option to Extend
                Exhibit H - Letter of Credit

     IN WITNESS WHEREOF, this Lease has been executed the day and year first above set forth.


                                   LANDLORD:

                                   STERLING REALTY ORGANIZATION CO.,
                                   a Washington corporation



                                   By:          /s/ David Schooler
                                        ----------------------------------------
                                             David Schooler, President



                                   TENANT:

                                   INFOWAVE, USA, Inc.
                                   a Washington corporation



                                   By:             /s/ Bijan Sanii
                                        ----------------------------------------
                                   Its:      COO
                                        ----------------------------------------

STATE OF WASHINGTON        )
                           ) ss.
COUNTY OF KING             )

     THIS IS TO CERTIFY that on this ______ day of , 2001, before me, the undersigned, a notary public in and for the State of Washington, duly commissioned and sworn, personally appeared DAVID SCHOOLER, to me known to be the President of STERLING REALTY ORGANIZATION CO., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that said individual was authorized to execute said instrument.

     WITNESS my hand and official seal the day and year in this certificate first above written.


                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Please print name legibly)

                                        NOTARY PUBLIC in and for the
                                        State of Washington, residing
                                        at -------------------------------------
                                        My commission expires ------------------



STATE OF WASHINGTON        )
                           ) ss.
COUNTY OF KING             )


     THIS IS TO CERTIFY that on this _____ day of , 2001, before me, the undersigned, a notary public in and for the State of Washington, duly commissioned and sworn, personally appeared ___________________, to me known to be the _______________ of , the that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said for the uses and purposes therein mentioned, and on oath stated that _____ was authorized to execute said instrument.

         WITNESS my hand and official seal the day and year in this certificate first above written.



                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Please print name legibly)

                                        NOTARY PUBLIC in and for the
                                        State of Washington, residing
                                        at -------------------------------------
                                        My commission expires ------------------

                                    EXHIBIT A
                                       TO
                                 LEASE AGREEMENT


                            Legal Description of Land
                            -------------------------


Parcel C

All that certain real property situate in the County of King, State of Washington, being a portion of the south half of the northwest quarter of the southeast quarter of Section 9, Township 24 North, Range 5 East, W.M., in King County, Washington, and being more particularly described as follows:

Beginning at the southwesterly corner of the southeast quarter of the northwest quarter of the southeast quarter of Section 9, Township 24 North, Range 5 East, W.M., in King County, Washington; thence from said Point of Beginning along the south line of the southwest quarter of the northwest quarter of the southeast quarter of said Section 9 north 87(degree)22'54" west 32.98 feet; thence north 01(degree)08'52" east 166.07 feet; thence north 33(degree)59'03" east 61.63 feet; thence south 87(degree)22'23" east 274.45 feet; thence south 02(degree)37'06" west 218.60 feet to a point on the south line of said south half of the northwest quarter of the southeast quarter of Section 9; thence along last said south line north 87(degree)22'54" west 269.29 feet to the True Point of Beginning.

                                   EXHIBIT A-1
                                       TO
                                 LEASE AGREEMENT


                          Legal Description of Project
                          ----------------------------


All that certain real property situate in the County of King, State of Washington, being a portion of the south half of the northwest quarter of the southeast quarter of Section 9, Township 24 North, Range 5 East, W.M., in King County, Washington, and being more particularly described as follows:

Beginning at the southwesterly corner of the southeast quarter of the northwest quarter of the southeast quarter of Section 9, Township 24 North, Range 5 East, W.M., in King County, Washington; thence from said Point of Beginning along the south line of the southwest quarter of the northwest quarter of the southeast quarter of said Section 9 north 87(degree)22'54" west 32.98 feet; thence north 01(degree)08'52" east 166.07 feet; thence north 33(degree)59'03" east 61.63 feet; thence south 87(degree)22'23" east 274.45 feet; thence south 02(degree)37'06" west 218.60 feet to a point on the south line of said south half of the northwest quarter of the southeast quarter of Section 9; thence along last said south line north 87(degree)22'54" west 269.29 feet to the True Point of Beginning.

(ALSO KNOWN as Parcel C of boundary line adjustment recorded under Recording Number 9101239007.)

TOGETHER WITH a non-exclusive reciprocal easement for common parking and access as contained in instrument recorded under Recording Number 8903140587.

TOGETHER WITH a non-exclusive easement for ingress, egress and utilities as contained in instrument recorded under Recording Number 8506270469 and as amended by instrument recorded under Recording Number 9101100008.

                                    EXHIBIT B
                                       TO
                                 LEASE AGREEMENT


                                  Parking Plan
                                  ------------


                                 [see attached]

                                    EXHIBIT C
                                       TO
                                 LEASE AGREEMENT



                              Plan of the Premises
                              --------------------


                                 [see attached]

                                    EXHIBIT D
                                       TO
                                 LEASE AGREEMENT


                               Tenant Improvements
                               -------------------

                                    EXHIBIT E
                                       TO
                                 LEASE AGREEMENT


                               Rules & Regulations
                               -------------------

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shadow, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalk, halls, passages, exits, entrances, elevators, escalators, or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not open to the general public. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course or its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to Tenant's property by the janitor or any other employee or any other person.

6. Landlord will furnish Tenant, free of charge, two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of the Premises. If Tenant installs a separate security system, Tenant shall provide Landlord with card keys or passwords for emergency access. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of any keys so furnished, shall pay Landlord therefore.

7. If Tenant requires telegraphic, telephonic, security system or similar services, it shall first obtain, and comply with, Landlord's instructions for their installation.

8. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot for which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight.

     Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein or to any other tenant in the Building, shall be placed and maintained by Tenant, at Tenant's expenses, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

9. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

10. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord.

11. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls.

12. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

13. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

14. Tenant shall close and lock the doors of its Premises and entirely shutoff all water faucets or other water apparatus, and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

15. The Building is a no-smoking building. Tenant, its employees, agents, guests, invitees, and licensees are prohibited at all times from smoking within the Building, the Premises, the Common Area or the Land, except in designated smoking areas outside the Building and the Premises, which shall be identified by Landlord from time to time.

16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expenses of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

17. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided or in Tenant's Lease.

18. Tenant shall not install any radio or television antenna, telecom equipment, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

19. Tenant shall not mark, drive nails, screws or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule, except that Tenant shall be permitted to use nails, screws, or other hardware necessary to hang artwork, display boards and other standard office fixtures.

20. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the same.

21. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

22. Tenant shall store all trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord. Disposal of any large debris will be at Tenant's expense.

23. The Premises shall not be used for the storage of merchandise hold for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper or immoral or objectionable purpose.

24. Microwave cooking is permitted on the Premises, as is use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, provided that such equipment is used in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations. Tenant is not allowed to use space heaters in the Premises. All appliance outlets shall be equipped and operated by mechanical timers.

25. Tenant shall not use in any space or in the public halls of the Building any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

26. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant shall take all reasonable measures to protect its Premises from theft, robbery, and pilferage, which includes keeping doors locked and other means of entry into the Premises closed.

29. The requirements of Tenant will be attended to only upon appropriate application to the office of the building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

30. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant of any other tenant, nor prevent Landlord from thereafter reasonably enforcing any such Rules and Regulations against any or all of the tenants of the Building.

32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

34. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                    EXHIBIT F
                                       TO
                                 LEASE AGREEMENT



                  Certificate of Corporate Resolution of Tenant
                  ---------------------------------------------

     I, ------------------, hereby certify that I am the duly elected, qualified, and acting Secretary of ------------------, a corporation duly organized under the laws of the state of Washington (the "Corporation"). I further certify that on the ---- day of ------------------, 2001, the following resolution was duly adopted by the directors of the Corporation, and that the resolution is now in full force and effect and has not been altered, amended, modified or repealed:

     RESOLVED,   that   ------------------,   the   ------------------   of  the
     Corporation,   or   ------------------,   the   ------------------  of  the
     Corporation, are hereby each individually authorized to sign the Lease Agreement between the Corporation and Sterling Realty Organization Co. (the "Landlord") dated ------------------ with respect to Premises identified as Suite ______ of the building located at , Bellevue, Washington, and after its execution and delivery by the Corporation and the Landlord, the Lease will be a binding and enforceable obligation of the Corporation in accordance with its terms.

     I hereby certify that: (1) the above Resolution was duly passed at a special and/or general meeting of the Board of Directors of the Corporation held on ------------------ at which were present and voting a majority of the directors; (2) the above Resolution has been duly recorded in the minute book of the Corporation; (3) there are no provisions in the Articles of Incorporation or Bylaws of the Corporation that would impair or modify the effectiveness of the above Resolution; (4) the Resolution has not been altered or amended subsequent to its adoption; and (5) said Resolution is now in full force and effect.

     WITNESS MY HAND this --- day of ------------------, 2001.



                                       ---------------------------------------

                                       By: -----------------------------------
                                           ------------------, Secretary

                                    EXHIBIT G
                                       TO
                                 LEASE AGREEMENT


                                Option to Extend
                                ----------------


Landlord and Tenant hereby agree the Lease Term may be extended for a period of Five ( 5 ) years (the "Extended Term") at the election of Tenant, exercised by delivery to Landlord of a written notice delivered not later than two hundred ten (210) days and not earlier than three hundred sixty-five (365) days prior to the end of the initial Lease Term (the "Option Notice"), so long as (i) Tenant is not and has never been in default under the terms of this Lease; and (ii) Tenant has not assigned this Lease, nor sublet the Premises in whole or in part other than to a parent, subsidiary, or affiliated company. In the event Option to Renew is exercised by an affiliate of Tenant, Tenant shall be jointly and severally liable with the assignee for the payment of rent and the performance of all terms, covenants, and conditions of this Lease during the option period. Rent for the Premises at the commencement of any Extended Term shall be determined in accordance with the following procedure:

(a) Promptly following receipt by Landlord of Tenant's Option Notice, Landlord and Tenant shall attempt to reach agreement on the initial Rent for the Extended Term in question which Rent shall be at the then current fair market rental value for the Premises. If Landlord and Tenant are able to agree on the Rent for the Extended Term in question, Landlord and Tenant shall immediately execute an amendment to this Lease stating the initial Rent for such Extended Term.

(b) If the parties are unable to agree on the Rent for the Extended Term within thirty (30) days following Landlord's receipt of the Option Notice, then each party, at its cost and by giving notice to the other party, shall have twenty (20) days within which to appoint an MAI certified real estate appraiser with at least five (5) years' full-time commercial appraisal experience in Bellevue, Washington, to appraise and set the initial Rent for such Extended Term in accordance with the then current fair market rental value for comparable space in comparable buildings. If either party does not appoint an appraiser within such twenty (20) day period, the single appraiser appointed shall be the sole appraiser and shall set the initial Rent for the Extended Term. If two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the initial minimum Rent for the Extended Term. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, the two appraisers shall elect a third appraiser meeting the qualifications stated above within twenty (20) days after the last day the two appraisers are given to set the initial Rent for the Extended Term. Each of the parties shall bear one-half (1/2) of the cost of appointing the cost of the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

(c) Within twenty (20) days after the selection of the third appraiser, a majority of the appraisers shall set the initial Rent for the Extended Term. If a majority of the appraisers are unable to set the Rent within a stipulated period of time, the two closest appraisers shall be added together and their total divided by two (2); the resulting quotient shall be the Rent for the Premises during the Extended Term. In no event, however, shall Rent for the Extended Term be less than the Rent for the immediately preceding period of the Lease Term.



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